Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:	William T. Burgin
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:	Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:	11/16/04
Issuer Name and Ticker or Trading Symbol:	Blue Nile, Inc. (NILE)

Signature	William T. Burgin

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Signatory

Joint Filer Name:	David J. Cowan
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:	Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:	11/16/04
Issuer Name and Ticker or Trading Symbol:	Blue Nile, Inc. (NILE)

Signature	David J. Cowan

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Signatory

Joint Filer Name:	Christopher F. O. Gabrieli
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:	Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:	11/16/04
Issuer Name and Ticker or Trading Symbol:	Blue Nile, Inc. (NILE)

Signature	Christopher F. O. Gabrieli

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Signatory

Joint Filer Name:	G. Felda Hardymon
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:	1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:	Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:	11/16/04
Issuer Name and Ticker or Trading Symbol:	Blue Nile, Inc. (NILE)

Signature	G. Felda Hardymon

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Authorized Signatory